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United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

December 9, 2002 Date of Report (Date of earliest event reported)	333-81778 (Commission File Number)

WHEELING ISLAND GAMING, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	16-1333214 (I.R.S. Employer Identification Number)

1 South Stone Street, Wheeling, West Virginia 26003
(Address of Principal Executive Offices) (Zip Code)

(304) 232-5050
(Registrant's telephone number, including area code)

ITEM 5.	OTHER EVENTS.

        On December 5, 2002, Wheeling Island Gaming, Inc. issued the press release, filed as an Exhibit to this Current Report on Form 8-K, with respect to the appointment of a new Chief Operating Officer for the Company.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
(a)
Not applicable.

(b)
Not applicable.

(c)
Exhibits:
99.
Press Release, dated December 5, 2002.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, Wheeling Island Gaming, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELING ISLAND GAMING, INC.
By:	/s/ MICHAEL D. CORBIN Name: Michael D. Corbin Title: Vice President-Finance

Date: December 9, 2002

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EXHIBIT INDEX

DOC. NO.	DOCUMENT DESCRIPTION
99	Press Release, dated December 5, 2002.

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EXHIBIT INDEX